Exhibit 99.1

KPMG LLP
1676 International Drive
McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Upgrade, Inc. (the “Company”)
Credit Suisse Securities (USA) LLC
Jefferies LLC
(together with the Company, the “Specified Parties”)

Re: Upgrade Receivables Trust 2018-1 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “Copy of Securitization Loan Tape_20180831_KPMG.xlsx” (the “Data File”) provided to us on October 1, 2018, containing information on 23,078 consumer loan contracts (the “Consumer Loans”) as of August 31, 2018 (the “Cutoff Date”) which we were informed are intended to be included as collateral in the offering of Upgrade Receivables Trust 2018-1, Asset Backed Notes (the “Notes”). The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•
The term “Source Documents” means information provided or made available to us by the Company for each Sample Consumer Loan (defined below) including the Loan Agreement and Promissory Note and the Company’s asset system. The Source Documents, furnished to us by the Company, were represented by the Company to be either the original Source Document, a copy of the original Source Document, and/or electronic records contained within the Company’s asset system. We make no representation regarding the validity or accuracy of these documents or the execution of the Loan Agreement and Promissory Note by the borrower.

A.
We were instructed by the Company to select a random sample of 200 Consumer Loans (each a “Sample Consumer Loan”) from the Data File. The Sample Consumer Loans are listed in Exhibit A attached hereto. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Consumer Loans that we were instructed to randomly select from the Data File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”) a Swiss entity.

B.
For each Sample Consumer Loan, we compared the following attributes in the Data File to the corresponding information appearing on or derived from the Source Documents, utilizing instructions provided by the Company, as applicable. The Source Documents are listed in the order of priority until such attribute was agreed.

Attribute	Source Document(s)/Instructions
loan_id	Loan Agreement and Promissory Note
origination_date	Loan Agreement and Promissory Note
loan_amount	Loan Agreement and Promissory Note
maturity_date	Loan Agreement and Promissory Note, Company’s asset system
term_in_months	Loan Agreement and Promissory Note
original_interest_rate	Loan Agreement and Promissory Note
contractual_payment_amount	Loan Agreement and Promissory Note
borrower_state	Loan Agreement and Promissory Note
principal_balance	Company’s asset system
fico_range_low	Company’s asset system
fico_range_high	Company’s asset system
remaining_term_days	Recomputed as maturity_date minus report_date as stated in the Date File

The information regarding the Sample Consumer Loans was found to be in agreement with the respective information contained in the Source Documents.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies, instructions, and information indicated in the Data File or Source Documents, without verification or evaluation of such methodologies, instructions, and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, instructions, or information provided to us by the Company, (ii) the physical existence of the Consumer Loans, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Consumer Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Consumer Loan being securitized, (iii) the compliance of the originator of the Consumer Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Consumer Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

McLean, Virginia
October 3, 2018

Exhibit A

The Sample Consumer Loans

Sample Consumer Loan Number	loan_id	Sample Consumer Loan Number	loan_id	Sample Consumer Loan Number	loan_id	Sample Consumer Loan Number	loan_id
1	13507***	51	12352***	101	13184***	151	11014***
2	11875***	52	13636***	102	11208***	152	13460***
3	13875***	53	13281***	103	12562***	153	12032***
4	12233***	54	13923***	104	12850***	154	13014***
5	11906***	55	13614***	105	11078***	155	12321***
6	12902***	56	13356***	106	13877***	156	13470***
7	11103***	57	14037***	107	13166***	157	14015***
8	13360***	58	11838***	108	13194***	158	12444***
9	12959***	59	12333***	109	13150***	159	11977***
10	13092***	60	13357***	110	13992***	160	11492***
11	12526***	61	12173***	111	12275***	161	13886***
12	13205***	62	13119***	112	13789***	162	11125***
13	13894***	63	14084***	113	13569***	163	13485***
14	12557***	64	13791***	114	11324***	164	13461***
15	13263***	65	13316***	115	12477***	165	11453***
16	13005***	66	12562***	116	13916***	166	12805***
17	13148***	67	12177***	117	12255***	167	13163***
18	13888***	68	13548***	118	13445***	168	12141***
19	12413***	69	12447***	119	12789***	169	11812***
20	12582***	70	12462***	120	13182***	170	13769***
21	10974***	71	13882***	121	12485***	171	11516***
22	13301***	72	13178***	122	11907***	172	13709***
23	12674***	73	13892***	123	14060***	173	13538***
24	11620***	74	12038***	124	13169***	174	12941***
25	12631***	75	12313***	125	14266***	175	13497***
26	11914***	76	13440***	126	11578***	176	13918***
27	13773***	77	11948***	127	13141***	177	13384***
28	12239***	78	12916***	128	13839***	178	12077***
29	12476***	79	14109***	129	14259***	179	13020***
30	12816***	80	12510***	130	11283***	180	12932***
31	11857***	81	11032***	131	13249***	181	13816***
32	13822***	82	10940***	132	12524***	182	11001***
33	11692***	83	11317***	133	13163***	183	13789***
34	11389***	84	12389***	134	13823***	184	12656***
35	14156***	85	12482***	135	11919***	185	13176***
36	13954***	86	12164***	136	12381***	186	13986***
37	11930***	87	12462***	137	13598***	187	13364***
38	13590***	88	13112***	138	13521***	188	12839***
39	13600***	89	14011***	139	12804***	189	13003***
40	12603***	90	11429***	140	13190***	190	12650***
41	12105***	91	12295***	141	12260***	191	13034***
42	13979***	92	11075***	142	13109***	192	11720***
43	13348***	93	10926***	143	11564***	193	12469***
44	11286***	94	12956***	144	13916***	194	12110***
45	13877***	95	11944***	145	13427***	195	11933***
46	12839***	96	12806***	146	10956***	196	14200***
47	13899***	97	13805***	147	13808***	197	12257***
48	12323***	98	14226***	148	13791***	198	13755***
49	13138***	99	11295***	149	12229***	199	12478***
50	13297***	100	12056***	150	13834***	200	13402***